Exhibit 21

Subsidiaries of the Registrant

Subsidiary	State of Incorporation
3310 West End, LLC	TN
5901 Westown Parkway MOB, LLC	DE
593HR, LLC	TN
Allenmore C, LLC	DE
Ankeny North MOB, LLC	DE
Clive Wellness Campus Building Five, LLC	DE
Clive Wellness Campus Building One, LLC	DE
Clive Wellness Campus Building Two, LLC	DE
DOB III, LLC	TN
DPCI 6002 Professional, LLC	GA
DPCII 6001 Professional, LLC	GA
Healthcare Acquisition of Texas, Inc.	AL
Healthcare Realty Services Incorporated	TN
Healthcare Realty Trust Incorporated	MD
HR 3705 Medical Parkway, LLC	DE
HR 601 Broadway Unit A, LLC	TN
HR 9191 Pinecroft SPE, LLC	DE
HR Acquisition I Corporation	MD
HR Acquisition of Alabama, Inc.	AL
HR Acquisition of Pennsylvania, Inc.	PA
HR Acquisition of San Antonio, Ltd.	AL
HR Assets, LLC	DE
HR Bell Air, LLC	MD
HR Briargate, LLC	DE
HR Carolinas Holdings, LLC	DE
HR Dakota, LLC	DE
HR First Hill Medical Building SPE, LLC	DE
HR Forest Glen, LLC	TN
HR Fridley, LLC	MN
HR HMP Unit 1 Manager, LLC	DE
HR HMP Unit 1 SPE, LLC	DE
HR Interests, Inc.	TX
HR Lowry Medical Center SPE, LLC	DE
HR MAC II, LLC	DE
HR McNaughten SPE, LLC	DE
HR MRMC MOB II SPE, LLC	DE
HR MRMC MOB III SPE, LLC	DE
HR North Carolina, LLC	DE
HR of California, Inc.	AL

HR of Carolinas, LLC	DE
HR of Indiana, LLC	DE
HR of Iowa, LLC	DE
HR of Kingsport, LLC	AL
HR of Los Angeles, Inc.	AL
HR of Los Angeles, Ltd.	AL
HR of Sarasota, Ltd.	AL
HR Richmond Community SPE, LLC	DE
HR Richmond Manager, LLC	DE
HR Santa Rosa, LLC	TN
HR Springfield MO, LLC	DE
HR St. Francis MOB I SPE, LLC	DE
HR St. Mary’s MOB NW SPE, LLC	DE
HR St. Mary’s MOB South SPE, LLC	DE
HR St. Mary’s MOB West SPE, LLC	DE
HR Summit Crossing SPE, LLC	DE
HR Three Tree, LLC	DE
HR Unity, LLC	TN
HR Valley North, LLC	DE
HR West Des Moines SPE, LLC	DE
HR West Hills Manager SPE, LLC	TN
HR West Hills MOB SPE, LLC	TN
HRP MAC III, LLC	DE
HRP MAC IV, LLC	DE
HR-Pima, LLC	DE
HRT Holdings, Inc.	DE
HRT of Alabama, Inc.	AL
HRT of Delaware, Inc.	DE
HRT of Illinois, Inc.	DE
HRT of Louisiana, Inc.	LA
HRT of Mississippi, Inc.	DE
HRT of Roanoke, Inc.	VA
HRT of Tennessee, LLC	TN
HRT of Virginia, Inc.	VA
HRT Properties of Texas, Ltd.	TX
KCC 340 Kennestone, LLC	GA
KPCI 55 Whitcher, LLC	GA
KPCII 61 Whitcher, LLC	GA
Lakewood MOB, LLC	DE
Maplewood MOB, LLC	DE
Oat Properties, LLC	TN
Pasadena Medical Plaza SSJ Ltd.	FL
Pennsylvania HRT, Inc.	PA
POP 144 Bill Carruth, LLC	GA
PPC 148 Bill Carruth, LLC	GA
Southwest General Medical Building (TX) SPE, LLC	DE

Stevens Pavilion LLC	DE
Union Plaza Holdings, LLC	DE
West Norman SPE, LLC	TN
Yakima Valley Subsidiary LLC	DE